CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

on behalf of

Large Capitalization Value Equity Investments (the “Portfolio”)

Supplement dated September 30, 2005 to the Prospectus dated December 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any supplement thereto:

On September 26, 2005, the Trust’s Board of Trustees (a) approved the termination of Chartwell Investment Partners (“Chartwell”) as an investment adviser to the Portfolio effective September 30, 2005.

Effective September 30, 2005 the assets of the Portfolio have been allocated among the Portfolio’s current investment advisers as follows: 34% to NFJ Investment Group, 33% to Alliance Capital Management L.P., and 33% to Cambiar Investors, LLC (each plus/minus 10%).

TK 2088 12/04 S8